RULE lOf-3 REPORTING FORM
Name of Adviser/Subadviser: BlackRock Investment
 Management, LLC
Name of Fund: Natixis U.S. Diversified Portfolio
Total Net Assets of Fund: $90,815,503.34 (as of 3/31/08)
Issuer: VISA Inc.
Underwriter(s) Please see attachment
Affiliated Underwriter in the Syndicate: Merrill Lynch	_
	Date of Purchase:  3/18/08	_
	Date of Offering: 3/18/08	_
Amount of Purchase 1 16,100 shares
"'-"''''-'''''--'''==------------------
	Purchase Price:  $44.00	_
Commission or Spread: $1.232 / share 	_
Check that all the following conditions have been met
(any exceptions should be
discussed prior to commitment):





x






The
secu
ritie
s
are
(i)
part
of
an
issu
e
regi
ster
ed
und
er
the
Sec
uriti
es
Act
of
193
3
(the
"19
33
Act
")
that
is
bein
g
offe
red
to
the
publ
ic,
(ii)
part
of
an
issu
e of
gov
ern
men
t
secu
ritie
s as
defi
ned
und
er
the
Inve
stm
ent
Co
mpa
ny
Act
of
194
0,
(iii)
"mu
nici
pal
secu
ritie
s"
as
defi
ned
und
er
the
Sec
uriti
es
Exc
han
ge
Act
of
193
4,
(iv)
sold
in
an
offe
ring
con
duct
ed
und
er
the
law
s of
a
cou
ntry
othe
r
than
the
Unit
ed
Stat
es
subj
ect
to
cert
ain
requ
ire
men
ts,
or
(v)
exe
mpt
fro
m
regi
strat
ion
und
er
Rul
e
144
A of
the
193
3
Act.
If
the
sec
uriti
es
mee
t
con
diti
ons
(i),
(ii),
(iv)
or
(v):





x

the issuer of such
securities has been in
continuous operation
for not less than three
years (including
operations of
predecessors).





1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.
3431003 3.DOC


x
x
x
x
x

If
the
secu
ritie
s
mee
t
con
ditio
n
(iii):
t
h
e

i
s
s
u
e
r

o
f

s
u
c
h

s
e
c
u
r
i
t
i
e
s

h
a
s

r
e
c
e
i
v
e
d

a
n

i
n
v
e
s
t
m
e
n
t

g
r
a
d
e

r
a
t
i
n
g

f
r
o
m

a

n
a
t
i
o
n
a
l
l
y

r
e
c
o
g
n
i
z
e
d

s
t
a
t
i
s
t
i
c
a
l

r
a
t
i
n
g

o
r
g
a
n
i
z
a
t
i
o
n

o
r

i
f

t
h
e

i
s
s
u
e
r

o
f

t
h
e

m
u
n
i
c
i
p
a
l

s
e
c
u
r
i
t
i
e
s

o
r

e
n
t
i
t
y

s
u
p
p
l
y
i
n
g

t
h
e

r
e
v
e
n
u
e
s

f
r
o
m

w
h
i
c
h

t
h
e

i
s
s
u
e

i
s

t
o

b
e

p
a
i
d

h
a
s

b
e
e
n

i
n

c
o
n
t
i
n
u
o
u
s

o
p
e
r
a
t
i
o
n

f
o
r

l
e
s
s

t
h
a
n

t
h
r
e
e

y
e
a
r
s

(
i
n
c
l
u
d
i
n
g

a
n
y

p
r
e
d
e
c
e
s
s
o
r
s
)
,

i
t

h
a
s

r
e
c
e
i
v
e
d

o
n
e

o
f

t
h
e

t
h
r
e
e

h
i
g
h
e
s
t

r
a
t
i
n
g
s

f
r
o
m

a
t

l
e
a
s
t

o
n
e

s
u
c
h

r
a
t
i
n
g

s
e
r
v
i
c
e
..

T
h
e
s
e
c
u
ri
ti
e
s
w
e
r
e
p
u
r
c
h
a
s
e
d
p
ri
o
r
t
o
t
h
e
e
n
d
o
f
t
h
e
fi
r
st
d
a
y
o
f
w
h
i
c
h
a
n
y
s
a
l
e
s
w
e
r
e
m
a
d
e
a
n
d
t
h
e
p
u
r
c
h
a
s
e
p
ri
c
e
d
i
d
n
o
t
e
x
c
e
e
d
t
h
e
o
ff
e
ri
n
g
p
ri
c
e
(
o
r
f
o
u
rt
h
d
a
y
b
e
f
o
r
e
t
e
r
m
i
n
a
ti
o
n
,
if
a
ri
g
h
ts
o
ff
e
ri
n
g
).
The
und
erwr
iting
was
a
firm
com
mit
men
t.
Th
e
co
m
mi
ssi
on
,
sp
re
ad
or
pr
ofi
t
wa
s
re
as
on
ab
le
an
d
fai
r
co
m
pa
re
d
to
th
at
be
in
g
re
cei
ve
d
by
ot
he
rs
for
un
de
rw
riti
ng
si
mi
lar
se
cu
riti
es
du
rin
g a
co
m
pa
ra
bl
e
pe
rio
d
of
ti
m
e.
The
amou
nt of
the
secur
ities
purch
ased
by
the
Fund,
aggre
gated
with
purch
ases
by
any
other
inves
tment
comp
any
advis
ed by
the
Fund'
s
inves
tment
advis
er or
sub-
advis
er,
and
any
purch
ases
by
anoth
er
accou
nt
with
respe
ct to
whic
h the
inves
tment
advis
er or
sub-
advis
er
has
inves
tment
discr
etion
if the
inves
tment
advis
er or
sub-
advis
er
exerc
ised
such
inves
tment
discr
etion
with
respe
ct to
the
purch
ase
did
not
excee
d
25%
of the
princi
pal
amou
nt of
the
offeri
ng.'
N
o
un
de
rw
rit
er
w
hi
ch
is
an
aff
ili
ate
of
th
e
Fu
nd'
s
ad
vis
er
or
su
b-
ad
vis
er
wa
s a
dir
ect
or
in
dir
ect
pa
rti
ci
pa
nt
in,
or
be
ne
fit
ed
dir
ect
ly
or
in
dir
ect
ly
fro
m
th
e
pu
rc
ha
se.
The
purc
hase
was
not
part
of a
grou
p
sale
(or
part
of
the
insti
tutio
nal
pot),
or
othe
rwis
e
allo
cate
d to
the
acco
unt
of
an
offic
er,
dire
ctor,
me
mbe
r of
an
advi
sory
boar
d,
inve
stme
nt
advi
ser
or
emp
loye
e of
the
Fun
d or
affil
iate
d
pers
on
ther
eof.





2 Special counting rules apply for Rule l44A offerings.
3431003 3.DOC


Final Prospectus
Table of Contents
UNDERWRITING


We are offering the shares of class A common stock
 described in this prospectus
through a number of underwriters. J.P. Morgan
Securities
Inc., Goldman, Sachs & Co., Bane of America Securities
LLC,
 Citigroup Global Markets Inc.,
 HSBC Securities (USA) Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, UBS Securities LLC and
Wachovia
Capital Markets, LLC
are acting as joint book-running managers of this offering and as representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters,
and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover of this prospectus, the number of shares of class A common stock listed next to its name in the following table:






Name



J.P. Morgan Securities Inc.
Goldman, Sachs & Co. UBS
Securities LLC
Bane of America Securities LLC
Wachovia Capital Markets, LLC
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated Piper
Jaffray & Co.
CIBC World Markets Inc.
Mitsubishi UFJ Securities International pic
RBC Capital Markets Corporation Sun'Irust
Robinson Humphrey Inc.
Wells Fargo Securities, LLC
Daiwa Securities America Inc.
Mizuho Securities USA Inc.
Macquarie Capital (USA) Inc.
Credit Suisse Securities (USA) LLC
Santander Investment S.A.
ID Securities (USA) LLC
ABN AMRO Incorporated
Barclays Capital Inc.
Calyon Securities (USA) Inc.
Lehman Brothers Inc.
Morgan Keegan & Company, Inc.
Scotia Capital (USA) Inc.
The Williams Capital Group, L.P.
Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC
FirstRand Bank Limited
National Bank of Kuwait
Samsung Securities Co., Ltd.
Gardner Rich & Co., Inc.
Cowen and Company, LLC
Guzman & Company
Keefe, Bruyette & Woods, Inc.
Utendahl Capital Group, LLC
Banco Bilbao Vizcaya Argentaria, S.A.
Banco Bradesco BBI S.A.
BB& I Capital Markets, a division of Scott & Stringfellow,
 Inc. BNP
Paribas Securities Corp.
Loop Capital Markets, LLC
M.R. Beale & Company
Muriel Siebert & Co., Inc.
Samuel A. Ramirez & Co., Inc.
Dundee Securities Corporation
Total
235
http://www.sec.gov/Archives/edgar/
dataI14031611000119312508060989/d424h4.htm

Number of shares of Class A Common Stock



102,738,300 102,738,300 30,450,000 27,851,600
26,268,200
 20,097,000 18,
554,
200 18,554,200
5,724,600 4,100,600 4,100,600 4,100,600 4,100,600
4,100,600
3,694,
600 2,070,
600 1,745,800
1,664,600 1,664,600 1,664,600 1,258,600 1,258,600
1,258,600 1,258,
600 1,258,
600 1,218,000
1,218,000 1,015,000
974,400 974,400 974,400 812,000 609,000 609,000
609,000
609,000 568,
400 568,
400 568,400
568,400 406,000 406,000 406,000 406,000 203,000
406,000,000
51712008